UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): August 19, 2004

                              Sono-Tek Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

          New York                                           14-1568099
 ------------------------                             ------------------------
 (State of Incorporation)                             (I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York                                12547
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(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (845) 795-2020


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Item 5. Other Events.

The Company issued a press release regarding comments made by Christopher L. Coccio at the Company's Annual Meeting of Shareholders held on August 19, 2004.

Exhibits:   1. Press Release dated August 19, 2004 relating to comments made at the Company's Annual Meeting.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Christopher L. Coccio
    -------------------------
    Christopher L. Coccio
    Chief Executive Officer

August 19, 2004